EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Aphton Corporation (the "Company") for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick W. Jacobs, Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003

                                     By: /s/ Frederick W. Jacobs
                                        ---------------------------------------
                                        Frederick W. Jacobs
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Chief Accounting Officer
                                        (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Aphton Corporation and will be retained by Aphton Corporation and furnished to the Securities and Exchange Commission or its staff upon request.